This is filed pursuant to Rule 497(c).
File Nos. 33-66630 and 811-07916

                             ALLIANCE UTILITY INCOME FUND, INC
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c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_________________________________________________________________

             STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1999
                (as amended November 1, 1999)
_________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Utility Income Fund, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares of the Fund, the "Prospectus"). Copies of the Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

DESCRIPTION OF THE FUND...................................
MANAGEMENT OF THE FUND....................................
EXPENSES OF THE FUND......................................
PURCHASE OF SHARES........................................
REDEMPTION AND REPURCHASE OF SHARES.......................
SHAREHOLDER SERVICES......................................
NET ASSET VALUE...........................................
DIVIDENDS, DISTRIBUTIONS AND TAXES........................
PORTFOLIO TRANSACTIONS......................
GENERAL INFORMATION.......................................
REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL
  STATEMENTS..............................................
APPENDIX A:  DESCRIPTION OF OBLIGATIONS ISSUED
     OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
     OR INSTRUMENTALITIES.................................    A-1
APPENDIX B:  BOND AND COMMERCIAL PAPER RATINGS............    B-1
APPENDIX C:  OPTIONS......................................    C-1

APPENDIX D:  FUTURES CONTRACTS, OPTIONS ON
     FUTURES CONTRACTS AND OPTIONS ON
     FOREIGN CURRENCIES...................................    D-1
APPENDIX E:  CERTAIN EMPLOYEE BENEFIT PLANS...............    E-1

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(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                     DESCRIPTION OF THE FUND
_______________________________________________________________

         Alliance Utility Income Fund, Inc. (the "Fund") is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

      The Fund's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.
How the Fund Pursues its Objective

      The Fund may invest in securities of both United States and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in
(i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of the value of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from its utilities activities. At least 65% of the Fund's total assets are to be invested in income-producing securities.

         The Fund's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of companies in the utilities industry.

Many of these companies have established a reputation for paying regular dividends and for increasing their common stock dividends over time. In evaluating particular issuers, Alliance Capital Management L.P., (the "Adviser") will consider a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser will consider the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Fund.

         The Fund will invest in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities, such as bonds and preferred stocks. There are no fixed percentage limits on the allocation of the Fund's investments between equity securities and fixed income securities. Rather, the Fund may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential. The values of fixed-income securities change as the general levels of interest rates fluctuate. When interest rates decline, the values of fixed income securities can be expected to increase, and when interest rates rise, the values of fixed income securities can be expected to decrease. The Adviser expects that the average weighted maturity of the Fund's portfolio of fixed-income securities may, depending upon market conditions, vary between 5 and 25 years.

         The Fund may maintain up to 35% of its net assets in fixed-income securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable investment quality as determined by the Adviser. Such high-risk, high-yield securities (commonly referred to as "junk bonds") are considered to have speculative or, in the case of relatively low ratings, predominantly speculative characteristics. See "Certain Risk Considerations--Investments in Lower-Rated Fixed-Income Securities." The Fund will not retain a security which is downgraded below B, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration subsequent to purchase.

         Convertible Securities. Utilities frequently issue convertible securities. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Fund may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund under the investment policies described above.

         Rights and Warrants. The Fund may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Utilities Industry

         United States Utilities. The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their historical territories. At this time, there are certain institutional impediments to the wide-scale deregulation of electric utilities, including among other things, limitations on the redistribution of power. The Adviser believes, however, that recent developments, including the enactment of the Energy Policy Act of 1992, may alleviate certain existing restrictions.

         Electric utilities that use coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with incomplete nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities, and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

         Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

         Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Potential sources of competition and new products are cable television systems, shared tenant services and other noncarrier systems, which are capable of by-passing traditional telephone services providers' local plants, either completely or partially, through substitutions of special access for switched access or through concentration of telecommunications traffic on fewer of the traditional telephone services providers' lines. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

         Less traditional utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

         Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can also be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. In addition, because of the Fund's policy of concentrating its investments in securities of utility companies, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the utilities industry. Under market conditions that are unfavorable to the utilities industry, the Adviser may significantly reduce the Fund's investment in that industry.

         Foreign Utilities. Foreign utility companies, like utility companies located in the United States, are generally subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the United States such utilities may, in the future, be required to invest in pollution control equipment if the countries in which the utilities are located adopt pollution restrictions that more closely resemble United States pollution restrictions. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

         The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Adviser believes that, in order to attract significant capital for growth, some foreign governments may engage in a program of privatization of their utilities industry, and that the securities issued by privatized utility companies may offer attractive investment opportunities with the potential for long-term growth. Privatization, which refers to the trend toward investor ownership, rather than government ownership, of assets is expected to occur both in newer, faster-growing economies and in mature economies. In addition, efforts toward modernization in Eastern Europe, as well as the potential of economic unification of European markets, in the view of the Adviser, may improve economic growth, reduce costs and increase competition in Europe, which could result in opportunities for investment by the Fund in utilities industries in Europe. There can be no assurance that securities of privatized companies will be offered to the public or to foreign companies such as the Fund, or that investment opportunities in foreign markets for the Fund will increase for this or other reasons.

         The percentage of the Fund's assets invested in issuers of particular countries will vary depending on the relative yields and growth and income potential of such securities, the economies of the countries in which the investments are made, interest rate conditions in such countries and the relationship of such countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. As mentioned above, the Fund will not invest more than 15% of its total assets in issuers in any one foreign country. See "Certain Risk Considerations--Risks of Investments in Foreign Securities."

Other Securities

         While the Fund's investment strategy normally emphasizes securities of companies in the utilities industry, the Fund may, where consistent with its investment objective, invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign issuers other than companies in the utilities industry, including (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements pertaining thereto, as discussed below, (ii) foreign securities, as discussed below, (iii) corporate fixed-income securities of domestic issuers of quality comparable to the fixed-income securities described above, (iv) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation,
(v) commercial paper of prime quality rated Prime 1 or higher by Moody's or A-1 or higher by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P, (vi) equity securities of domestic corporate issuers and (vii) the additional derivative vehicles discussed below under the caption "Investment Policies and Practices."

         U.S. Government Securities. U.S. Government Securities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years) and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and
(ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities. Some such obligations are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association, some are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal

Home Loan Banks, and some are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. See Appendix A for a further description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

         U.S. Government Securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

         For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see
Appendix A.

         Foreign Securities. Foreign fixed-income securities in which the Fund invests may include fixed-income securities of quality comparable to the fixed-income securities described above as determined by the Adviser (i) issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities (collectively, "Government Entities") and
(ii) of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars (including fixed-income securities of a Government Entity or foreign corporate issuer in a country denominated in the currency of another country). The Fund may also invest in equity securities of foreign corporate issuers. See "How the Fund Pursues its Objective--Utilities Industry- -Foreign Utilities" and "Certain Risk Considerations--Risks of Investments in Foreign Securities."

         In addition to purchasing corporate securities of foreign issuers in foreign securities markets, the Fund may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts.
ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in foreign securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs will be deemed to be investments in securities issued by United States issuers and the Fund's investments in GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

         The Fund will also be authorized to invest in securities of supranational entities denominated in the currency of any country, including the euro. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The Fund is further authorized to invest in "semi-governmental securities," which are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.
An example of a semi-governmental issuer is the City of Stockholm.

         Defensive Position. It is the Fund's policy that under normal circumstances, the total assets of the Fund will be primarily invested in equity and fixed-income securities of companies in the utilities industry. For temporary defensive purposes, the Fund may vary from its investment policy during periods in which the Adviser believes that business or financial conditions warrant and invest without limit in high grade fixed-income securities or hold its assets in cash equivalents, including (i) short-term U.S. Government Securities,
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime 1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

Investment Policies and Practices

         The following additional investment policies and practices supplement those in the Prospectus.

         Options. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund intends to write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. There are no specific limitations on the Fund's writing and purchasing of options.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Fund may write call options for cross-hedging purposes. A call option is for cross-hedging purposes if the Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities."

         For additional information on the use, risks and costs of options, see Appendix C.

         Options on Securities Indices. The Fund may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign Government Entities ("Foreign Government Securities"), corporate fixed-income securities or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolios securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

         The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Fund's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund may not exceed 50% of the market value of the total assets of the Fund. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix D.

         Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix D.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the liquid assets placed in a segregated account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, poor correlation may exist at any time between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

         Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account with its Custodian in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account with its Custodian liquid assets having an aggregate value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" trade.

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments will not exceed 20% of its assets taken at the time of acquisition of such commitment of security. The Fund will at all times maintain a segregated account with its Custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Short Sales. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. Pursuant to the

Taxpayer Relief Act of 1997, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. See "Investment Restrictions" in the Statement of Additional Information. See "Dividends, Distributions and Taxes-Tax Straddles" in the Statement of Additional Information for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

         General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and
(ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Additional Investment Policies

         Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that liquid assets or bank letters of credit equal to at least 100% of the market value of the securities loaned, are deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

      Repurchase Agreements. The Fund may enter into agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently the Fund enters into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its

Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

      Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

         Illiquid Securities. The Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may invest up to 5% of its net assets (taken at market value) in restricted securities (excluding Rule 144A securities) issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers which is sponsored by the National Association of Securities Dealers, Inc.

         The Fund's Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security

(including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

         Investment in Closed-End Investment Companies. The Fund may invest in closed-end investment companies whose investment objectives and policies are consistent with those of the Fund. The Fund may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Fund may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Portfolio Turnover. The Fund may engage in active short-term trading in connection with its investment in shorter-term fixed-income securities in order to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. It is anticipated that the Fund's annual turnover rate will not exceed 200%. An annual turnover rate of 200% occurs, for example, when all of the securities in the Fund's portfolio are replaced twice in a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commissions than would a lower rate, which expenses must be borne by the Fund and its shareholders and may result in the Fund realizing more short-term capital gains or losses than would a lower rate. See "Dividends, Distributions and Taxes."

Certain Risk Considerations

         Utility Company Risks. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

         Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

         Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

         Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

         Investments in Lower-Rated Fixed-Income Securities. Securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba by Moody's or BB by S&P are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B by Moody's and S&P are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

         The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

         The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions.
However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

         In seeking to achieve the Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Fund.

         Ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix B for a description of Moody's, S&P's and Fitch's bond and commercial paper ratings.

         Certain lower-rated securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

         Risks of Investments in Foreign Securities. Foreign securities investments are affected by changes in currency rates or exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States or abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Fund's net assets and income attributable to foreign securities. Costs are incurred in connection with conversion of currencies held by the Fund. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

Certain Fundamental Investment Policies

         The following restrictions may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

         As a matter of fundamental policy, the Fund may not:

         (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers;

        (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities;

       (iii) purchase more than 10% of any class of the voting securities of any one issuer;

        (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

         (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies;

        (vi) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

       (vii) participate on a joint or joint and several basis in any securities trading account;

      (viii) invest in companies for the purpose of exercising control;

        (ix) issue any senior security within the meaning of the 1940 Act, except that the Fund may write put and call options;

         (x) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

        (xi) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;
              (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs;
              (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

      The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30,

1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

     Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser. Alliance Capital
Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.*
Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units.
Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc.
("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately
58.2% of the issued and outstanding shares of common stock of AXA Financial.

________________________
* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance
Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

      Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

      The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by other subsidiaries of Equitable and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. The Fund paid to the Adviser a total of $120,000 in respect of such services during the fiscal year of the Fund ended in 1998.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .75 of 1% of the average daily value of the Fund's net assets.
The fee is accrued daily and paid monthly. The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.50%, 2.20%, 2.20% and 1.20% of average net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. For the fiscal years of the Fund ended in 1998, 1997 and 1996, the Adviser received from the Fund $248,119, $153,604 and $145,817, respectively, in advisory fees.

         The Advisory Agreement became effective on September 28, 1993, having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, at a meeting called for that purpose and held on September 14, 1993, and by the Fund's initial shareholder on September 15, 1993.

      The Advisory Agreement continues in effect for successive twelve-month periods computed from each August 1, provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, the continuance of the Advisory Agreement until July 31, 2000 was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their regular meeting held on July 14, 1999.

         The Advisory Agreement may be terminated without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment
objectives and policies similar to those of the Fund.  The
                               33

Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased, or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

      JOHN D. CARIFA,* 54, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1994.

         RUTH BLOCK, 68, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco
Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 75, has been President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1994. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 60, is a member of the law firm of
Cahill Gordon & Reindel, with which he has been associated since prior to 1994.  He is President and Chief Executive Officer of
____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.
                               35

Wenonah Development Company (investments) and a Director of
Placer Dome, Inc. (mining).  His address is St. Bernard's Road,
Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 65, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

Officers

      JOHN D. CARIFA, Chairman and President, see biography above.

         KATHLEEN A. CORBET, Senior Vice President, 39, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

         PAUL C. RISSMAN, Senior Vice President, 42, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1994.

         THOMAS J. BARDONG, Vice President, 54, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         ANNIE TSAO, Vice President, 45, is a Vice President of
ACMC, with which she has been associated since prior to 1994.

         EDMUND P. BERGAN, JR., Secretary, 49, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

         ANDREW L. GANGOLF, Assistant Secretary, 45, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was Vice President and Assistant Secretary of Delaware Management Co., Inc. since prior to 1994.

         DOMENICK PUGLIESE, Assistant Secretary, 38, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Holding Corporation since prior to 1994.

         EMILIE D. WRAPP, Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of
AFD, with which he has been associated since prior to 1994.

         VINCENT S. NOTO, Controller, 34, is a Vice President of
AFS, with which he has been associated since prior to 1994.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1998, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                               Total Number   Total Number
                                               of Investment  of Investment
                                               Companies in   Portfolios
                                               the Alliance   within the
                                 Total         Fund Complex,  Alliance Fund
                                 Compensation  Including the  Complex,
                                 From the      Fund, as to    including the
                                 Alliance Fund which the      Fund,as to which
                   Aggregate     Complex,      Director is a  the Director
Name of            Compensation  Including the Director or    is a Director
Director           From the Fund Fund          Trustee        or Trustee

John D. Carifa          $0           $0              50            114
Ruth Block              $3,887       $180,763        37             77
David H. Dievler        $3,888       $216,288        43             80
John H. Dobkin          $3,854       $185,363        41             91
William H. Foulk, Jr.   $3,884       $241,003        45            109
Dr. James M. Hester     $3,891       $172,913        37             74
Clifford L. Michel      $3,891       $187,763        38             90
Donald J. Robinson      $3,887       $193,709        41            103


      As of October 8, 1999, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

      During the Fund's fiscal year ended November 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $19,852 which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $118,570. Of the $138,422 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $14,888 was spent on advertising, $1,776 on the printing and mailing of prospectuses for persons other than current shareholders, $64,304 for compensation to broker-dealers and other financial intermediaries (including, $34,402 to the Fund's Principal Underwriters), $6,362 for compensation to sales personnel and $51,092 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

      During the Fund's fiscal year ended November 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $216,783, which constituted 1.0%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $934,714. Of the $1,151,497 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $66,664 was spent on advertising, $9,236 on the printing and mailing of prospectuses for persons other than current shareholders, $834,473 for compensation to broker-dealers and other financial intermediaries (including, $146,572 to the Fund's Principal Underwriters), $12,118 for compensation to sales personnel, $203,308 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $25,698 was spent on interest on Class B shares financing.

      During the Fund's fiscal year ended November 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $46,693, which constituted 1.0%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $72,318. Of the $119,011 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $7,375 was spent on advertising, $1,073 on the printing and mailing of prospectuses for persons other than current shareholders, $80,050 for compensation to broker-dealers and other financial intermediaries (including, $16,858 to the Fund's Principal Underwriters), $1,501 for compensation to sales personnel, $23,464 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $5,548 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

      With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

      Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $2,335,170 (6.57% of the net assets of Class B) and $528,453 (7.24% of the net assets of Class C).

      The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

      In approving the 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

      The Agreement will continue in effect for successive twelve-month periods (computed from each August 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently continuance of the Agreement until July 31, 2000 was approved by a vote, cast in person, of the Directors including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 14, 1999.

      In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.


Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of the Class A, Class B, Class C and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended November 30, 1998, the Fund paid AFS $24,603 pursuant to the Transfer Agency Agreement.

___________________________________________________________

                    PURCHASE OF SHARES
___________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and
(iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets or (iii) by the categories of investors described in clauses (i) through (iv) below under "Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "--Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable
Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

      In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered
representatives who sell shares of the Fund.    On some
occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class, and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares**

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix E for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.
____________________

** Advisor Class shares are sold only to investors described above in this section under "General."

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year period and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

      During the Fund's fiscal years ended in 1998, 1997 and 1996, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $161,331, $20,029 and $38,415, respectively. Of that amount, the Principal Underwriter received the amount of $5,701, $707 and $1,299, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997 and 1996, the Principal Underwriter received contingent deferred sales charges of $0, $0 and $0, respectively, on Class A shares, $52,306, $20,323 and $16,140, respectively, on Class B shares, and $1,252, $1,261 and $48, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                    As % of      To Dealers
                        As % of     the          or Agents
                        Net         Public       As % of
Amount of               Amount      Offering     Offering
Purchase                Invested    Price        Price

Less than
  $100,000                4.44%      4.25%         4.00%
$100,000 but
  less than
  $250,000                3.36       3.25          3.00
$250,000 but
  less than
  $500,000                2.30       2.25          2.00
$500,000 but
  less than
  $1,000,000*             1.78       1.75          1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers and agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "-
-Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.

Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased on or after November 19, 1993 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
               of Dollar Amount Subject to Charge

                        Shares Purchased      Shares Purchased
Years                       before               on or after
Since Purchase          November 19, 1993     November 19, 1993

First                        5.0%                   4.0%
Second                       4.0%                   3.0%
Third                        3.0%                   2.0%
Fourth                       2.5%                   1.0%
Fifth                        1.0%                   None
Sixth and thereafter         None                   None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systemic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

         Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

      Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a conversion event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Share--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares --General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares July 1, 1995 in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S.

national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

      Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

____________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

General

         The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year
(ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The information set forth in the following discussion relates solely to the significant United States federal income tax consequences of dividends and distributions by the Fund and of sales or redemptions of Fund shares, and assumes that the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Fund, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

         Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

         In the case of corporate shareholders, a portion of the Fund's dividends may be eligible for the dividends-received deduction. The amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

      Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other types of shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         Foreign Taxes. Income received by the Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. If the Fund is unable to pass through to its shareholders the amount of foreign taxes paid by the Fund, the Fund will be entitled to claim a deduction of such taxes for United States federal income tax purposes. However, any such taxes will reduce the income available for distribution to the Fund's shareholders.

         Taxation of Foreign Stockholders. The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

      Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or any other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

         Options and Futures Contracts. Certain listed options, regulated futures contracts and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to holders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, interest rate swap, cap or floor or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that
(i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle;
(ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-
section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and
(v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed.
Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

      During the fiscal years ended November 30, 1998, 1997 and 1996, the Fund incurred brokerage commissions amounting in the aggregate to $23,651, $21,809 and $51,676, respectively. During the fiscal years ended November 30, 1998, 1997 and 1996, brokerage commissions amounting in the aggregate to $-0-, $-0- and $-0-, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $-0-, $-0- and $-0-, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1998, the brokerage commissions paid to DLJ constituted -0-% of the Fund's aggregate brokerage commission and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted -0-% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 1998, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, -0-% were effected through DLJ and -0-% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1998, transactions in portfolio securities of the Fund aggregating $24,062,909 with associated brokerage commissions of approximately $14,145 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund was organized as a corporation in Maryland in 1993. The authorized Capital Stock of the Fund consists of 3,000,000,000 shares of Class A common stock, 3,000,000,000 shares of Class B common stock, 3,000,000,000 shares of Class C common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.001 par value.

         All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

      At October 8, 1999, there were 7,353,630 shares of common stock of the Fund outstanding including 1,500,192 Class A shares, 4,626,693 Class B shares, 1,137,608 Class C shares and 89,137 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of October 8, 1999:


                               No. of                                 % of
                               Shares     % of      % of     % of     Advisor
Name and Address               of Class   Class A   Class B  Class C  Class

MLPF&S                          300,765    20.18%
For the Sole Benefit          1,695,296              36.87%
  of Its Customers              384,651                       34.04%
4800 Deer Lake Dr. East          82,632                                90.35%
2nd Floor
Jacksonville, FL 32246-6484

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc. an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

      Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward &
Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Accountants

         PricewaterhouseCoopers LLP, New York, New York, has been appointed as independent accountants for the Fund.

Performance Information

         From time to time, the Fund advertises its "yield," "actual distribution rate" and "total return." Computed separately for each class, the Fund's yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five and ten year periods. The Fund's actual distribution rate is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, its average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

      The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

      The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The average annual compounded total return based on net asset value for each class of shares for the one- and five-year periods ended May 31, 1999(or since inception through that date, as noted) was as follows:

                12 months ended   5 years ended  10 years ended
                5/31/99           5/31/99        5/31/99

Class A         30.46%            18.58%         15.23%*
Class B         29.86%            17.76%         14.43%*
Class C         29.54%            17.78%         14.53%*
Advisor Class   30.96%            28.36%*        N/A

*Class A and Class B shares inception date:  October 18, 1993
*Class C shares inception date:  October 27, 1993
*Advisor Class shares inception date:  October 1, 1996

      Advertisements quoting performance ranking or ratings of the Fund as measured by financial publications or independent organizations such as Lipper, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

________________________________________________________________

   REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
________________________________________________________________

                                    ALLIANCE
                              --------------------
                                     UTILITY
                              --------------------
                                     INCOME
                              --------------------
                                      FUND
                              --------------------

                                                               Semi-Annual
                                                               Report
                                                               May 31, 1999


PORTFOLIO OF INVESTMENTS
May 31, 1999 (unaudited)                            Alliance Utility Income Fund
================================================================================

Company                                                Shares             Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-76.5%

UNITED STATES INVESTMENTS-70.4%

UTILITIES-57.2%

ELECTRIC & GAS UTILITY-36.3%
AGL Resources, Inc. ......................              9,700        $   183,088
Allegheny Energy, Inc. ...................             84,000          2,929,500
American Electric Power, Inc .............             22,500            975,938
CINergy Corp. ............................             28,200            962,325
CMS Energy Corp. .........................             72,200          3,357,300
Consolidated Edison, Inc. ................             64,200          3,117,712
DPL, Inc. ................................             34,200            617,738
Energy East Corp. ........................             74,000          2,053,500
FPL Group, Inc. ..........................             16,800            977,550
GPU, Inc. ................................             64,000          2,788,000
Illinova Corp. ...........................             71,000          1,930,312
KeySpan Energy Corp. .....................             14,800            399,600
MCN Energy Group, Inc. ...................              7,400            148,000
New Jersey Resources Corp ................              7,000            264,250
NIPSCO Industries, Inc. ..................             15,000            767,813
Nisource, Inc. ...........................             59,000          1,648,312
Northern States Power Co. ................             60,000          1,563,750
Northwest Natural Gas Co .................              8,400            201,600
People's Energy Corp. ....................              5,700            219,450
Pinnacle West Capital Corp ...............             74,900          3,136,437
Questar Corp. ............................             11,000            209,688
Reliant Energy, Inc. .....................             60,000          1,830,000
Sempra Energy ............................              9,774            210,141
Unicom Corp. .............................             65,000          2,750,312
                                                                     -----------
                                                                      33,242,316
                                                                     -----------
TELEPHONE UTILITY-18.8%
Ameritech Corp. ..........................             37,600          2,474,550
AT&T Corp. ...............................             79,623          4,419,076
Bell Atlantic Corp. ......................             18,400          1,007,400
BellSouth Corp. ..........................             54,600          2,576,437
Frontier Corp. ...........................             10,000            526,250
GTE Corp. ................................             27,000          1,702,688
SBC Communications, Inc ..................             50,000          2,556,250
U.S. West, Inc. ..........................             37,000          2,000,313
                                                                     -----------
                                                                      17,262,964
                                                                     -----------
MISCELLANEOUS-2.1%
MCI Worldcom, Inc. (a) ...................             22,500          1,943,437
                                                                     -----------
                                                                      52,448,717
                                                                     -----------
CONSUMER SERVICES-7.7%

BROADCASTING & CABLE-5.1%
MediaOne Group, Inc. .....................             25,600          2,144,000
Merrill Lynch "Cox" STRYPES ..............             30,000          2,029,688
Omnipoint Corp. 7.00% cv. pfd (b) ........             14,000            518,000
                                                                     -----------
                                                                       4,691,688
                                                                     -----------
ENTERTAINMENT & LEISURE-2.6%
CSC Holdings, Inc. Series I 8.50% cv.pfd .             20,000          2,352,500
                                                                     -----------
                                                                       7,044,188
                                                                     -----------
ENERGY-3.5%

DOMESTIC PRODUCERS-2.2%
Washington Gas Light Co. .................              8,900            217,494
Williams Cos., Inc. 3.50% pfd ............              7,500          1,812,187
                                                                     -----------
                                                                       2,029,681
                                                                     -----------
MISCELLANEOUS-1.3%
AES Trust I Series A 5.375% cv. pfd ......             16,000          1,163,000
                                                                     -----------
                                                                       3,192,681
                                                                     -----------
TECHNOLOGY-1.7%
MISCELLANEOUS-1.7%
Qualcomm Financial Trust I 5.75% cv.pfd ..             11,000          1,520,750
                                                                     -----------

PORTFOLIO OF INVESTMENTS (continued)                Alliance Utility Income Fund
================================================================================

Company                                                  Shares           Value
--------------------------------------------------------------------------------

MULTI INDUSTRY COMPANY-0.3%

Southwest Gas Corp. ............................          11,100     $   313,575
                                                                     -----------
Total United States Investments
   (cost $47,817,316) ..........................                      64,519,911
                                                                     -----------

FOREIGN INVESTMENTS-6.1%

ARGENTINA-1.0%
Telecom Argentina, SA ..........................          15,000         427,500
Telefonica De Argentina ........................          15,000         485,625
                                                                     -----------
Total Argentina ................................                         913,125
                                                                     -----------
AUSTRALIA-0.8%
Telstra Corp. Ltd. .............................         150,000         742,291
                                                                     -----------
CANADA-2.3%
BCE, Inc. ......................................          46,000       2,118,875
                                                                     -----------
MEXICO-1.4%
Telefonos de Mexico SA Series L (ADR) ..........          15,600       1,247,025
                                                                     -----------
PHILIPPINES-0.4%
Philippine Long Distance Telephone Co.
   3.50% cv. pfd. (GDS) ........................           7,800         390,000
                                                                     -----------

                                                         Shares or
                                                         Principal
                                                          Amount
Company                                                    (000)          Value
--------------------------------------------------------------------------------

SOUTH KOREA-0.2%
Korea Electric Power Corp. (a) ...................         6,890     $   210,909
                                                                     -----------
Total Foreign Investments
   (cost $4,949,994) .............................                     5,622,225
                                                                     -----------
Total Common & Preferred Stocks
   (cost $52,767,310) ............................                    70,142,136
                                                                     -----------

CONVERTIBLE BOND-3.7%

NTL, Inc.
   7.00%, 12/15/08 (b)(cost $2,010,860) ..........       $ 2,000       3,380,000
                                                                     -----------
SHORT-TERM INVESTMENT-18.8%

TIME DEPOSIT-18.8%
State Street Cayman Islands 4.50%, 6/01/99
   (amortized cost $17,294,000) ..................        17,294      17,294,000
                                                                     -----------

TOTAL INVESTMENTS-99.0%
   (cost $72,072,170) ............................                    90,816,136
Other assets less liabilities-1.0% ...............                       893,979
                                                                     -----------

NET ASSETS-100% ..................................                   $91,710,115
                                                                     ===========

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, these securities amounted to $3,898,000 or 4.3% of net assets.

      Glossary of Terms:

      ADR     - American Depositary Receipt.
      GDS     - Global Depositary Shares.
      STRYPES - Structured yield product exchangeable for stock.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999 (unaudited)                            Alliance Utility Income Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $72,072,170) ................................    $90,816,136
   Cash ..................................................................................            182
   Receivable for capital stock sold .....................................................        964,421
   Dividends and interest receivable .....................................................        214,400
                                                                                              -----------
   Total assets ..........................................................................     91,995,139
                                                                                              -----------
LIABILITIES
   Payable for capital stock redeemed ....................................................         68,528
   Distribution fee payable ..............................................................         63,364
   Advisory fee payable ..................................................................         43,604
   Accrued expenses ......................................................................        109,528
                                                                                              -----------
   Total liabilities .....................................................................        285,024
                                                                                              -----------
NET ASSETS ...............................................................................    $91,710,115
                                                                                              ===========
COMPOSITION OF NET ASSETS
   Capital stock, at par .................................................................    $     5,505
   Additional paid-in capital ............................................................     71,358,800
   Undistributed net investment income ...................................................        113,127
   Accumulated net realized gain on investment and foreign currency transactions .........      1,488,717
   Net unrealized appreciation of investments ............................................     18,743,966
                                                                                              -----------
                                                                                              $91,710,115
                                                                                              ===========
CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
     ($17,414,002 / 1,041,271 shares of capital stock issued and outstanding) ............         $16.72
   Sales charge--4.25% of public offering price ..........................................            .74
                                                                                                   ------
   Maximum offering price ................................................................         $17.46
                                                                                                   ======
   Class B Shares
   Net asset value and offering price per share
     ($59,338,572 / 3,567,043 shares of capital stock issued and outstanding) ............         $16.64
                                                                                                   ======
   Class C Shares
   Net asset value and offering price per share
     ($13,630,729 / 818,350 shares of capital stock issued and outstanding) ..............         $16.66
                                                                                                   ======
   Advisor Class Shares
   Net asset value, redemption and offering price per share
     ($1,326,812 / 79,208 shares of capital stock issued and outstanding) ................         $16.75
                                                                                                   ======

--------------------------------------------------------------------------------
See notes to financial statements

STATEMENT OF OPERATIONS
Six Months Ended May 31, 1999 (unaudited)           Alliance Utility Income Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $3,419)..................       $999,809
   Interest.............................................................        308,004      $ 1,307,813
                                                                               --------
EXPENSES
   Advisory fee.........................................................        262,661
   Distribution fee - Class A...........................................         18,904
   Distribution fee - Class B...........................................        232,654
   Distribution fee - Class C...........................................         50,305
   Administrative.......................................................         62,500
   Transfer agency......................................................         55,874
   Custodian............................................................         50,144
   Audit and legal......................................................         31,236
   Registration.........................................................         28,836
   Printing.............................................................         15,985
   Directors' fees......................................................         14,000
   Miscellaneous........................................................          1,964
                                                                               --------
   Total expenses.......................................................        825,063
   Less: expenses waived and reimbursed by the Adviser (see Note B).....        (99,713)
   Less: expense offset arrangement (see Note B)........................         (3,529)
                                                                               --------
   Net expenses.........................................................                         721,821
                                                                                             -----------
   Net investment income................................................                         585,992
                                                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment transactions.........................                       1,366,751
   Net realized loss on foreign currency transactions...................                          (2,792)
   Net change in unrealized appreciation of investments.................                       9,250,536
                                                                                             -----------
   Net gain on investments and foreign currency transactions............                      10,614,495
                                                                                             -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................                     $11,200,487
                                                                                             ===========

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                  Alliance Utility Income Fund
================================================================================

                                                                                   Six Months Ended      Year Ended
                                                                                     May 31, 1999       November 30,
                                                                                      (unaudited)           1998
                                                                                   ----------------    --------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income .......................................................      $    585,992      $    560,091
   Net realized gain on investments and foreign currency transactions ..........         1,363,959         1,421,608
   Net change in unrealized appreciation of investments ........................         9,250,536         5,059,359
                                                                                      ------------      ------------
   Net increase in net assets from operations ..................................        11,200,487         7,041,058
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...................................................................          (119,571)         (145,708)
     Class B ...................................................................          (351,009)         (362,844)
     Class C ...................................................................           (72,443)          (78,247)
     Advisor Class .............................................................            (8,003)           (1,520)
   Net realized gain on investments
     Class A ...................................................................          (233,506)         (157,473)
     Class B ...................................................................          (872,536)         (561,587)
     Class C ...................................................................          (174,312)         (128,179)
     Advisor Class .............................................................           (12,855)           (1,582)
CAPITAL STOCK TRANSACTIONS
   Net increase ................................................................        29,189,574        25,206,430
                                                                                      ------------      ------------
   Total increase ..............................................................        38,545,826        30,810,348
NET ASSETS
   Beginning of year ...........................................................        53,164,289        22,353,941
                                                                                      ------------      ------------
   End of period (including undistributed net investment income of
     $113,127 and $78,086, respectively) .......................................      $ 91,710,115      $ 53,164,289
                                                                                      ============      ============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 1999 (unaudited)                            Alliance Utility Income Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment

                                                    Alliance Utility Income Fund
================================================================================

companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20% and 1.20% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the six months ended May 31, 1999, such reimbursement amounted to $99,713. The Adviser may terminate the voluntary waiver at any time.

Pursuant to the advisory agreement, the Fund paid $62,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $34,344 for the six months ended May 31, 1999.

For the six months ended May 31, 1999, the Fund's expenses were reduced by $3,529 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $13,543 from the sale of Class A shares and $59,277 and $2,465 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended May 31, 1999.

Brokerage commissions paid on investment transactions for the six months ended May 31, 1999 amounted to $35,725, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid

NOTES TO FINANCIAL STATEMENTS (continued)           Alliance Utility Income Fund
================================================================================

monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,250,649 and $634,024 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $22,415,130 and $2,574,643, respectively, for the six months ended May 31, 1999. There were no purchases or sales of U.S. government and government agency obligations for the six months ended May 31, 1999.

At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $19,215,932 and gross unrealized depreciation of investments was $471,966 resulting in net unrealized appreciation of $18,743,966.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                         -----------------------------------   -----------------------------------
                                                        SHARES                               AMOUNT
                                         -----------------------------------   -----------------------------------
                                         Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                           May 31, 1999       November 30,       May 31, 1999       November 30,
                                            (unaudited)           1998            (unaudited)           1998
                                         ----------------   ----------------   ----------------   ----------------
Class A
Shares sold ..........................          437,999            468,890       $  6,888,123       $  6,379,213
Shares issued in reinvestment of
   dividends and distributions .......           21,477             20,981            319,186            269,518
Shares converted from Class B ........           14,920             40,217            235,291            545,405
Shares redeemed ......................         (100,077)          (192,896)        (1,550,209)        (2,611,790)
                                           ------------       ------------       ------------       ------------
Net increase .........................          374,319            337,192       $  5,892,391       $  4,582,346
                                           ============       ============       ============       ============
Class B
Shares sold ..........................        1,496,963          1,941,311       $ 23,263,442       $ 26,650,389
Shares issued in reinvestment of
   dividends and distributions .......           62,734             36,970            928,782            472,569
Shares converted to Class A ..........          (14,987)           (40,339)          (235,291)          (545,405)
Shares redeemed ......................         (408,654)          (693,665)        (6,330,052)        (9,518,629)
                                           ------------       ------------       ------------       ------------
Net increase .........................        1,136,056          1,244,277       $ 17,626,881       $ 17,058,924
                                           ============       ============       ============       ============
Class C
Shares sold ..........................          414,558            297,300       $  6,473,677       $  4,120,508
Shares issued in reinvestment of
   dividends and distributions .......           15,093             14,697            223,763            187,278
Shares redeemed ......................         (109,594)           (87,264)        (1,703,162)        (1,199,168)
                                           ------------       ------------       ------------       ------------
Net increase .........................          320,057            224,733       $  4,994,278       $  3,108,618
                                           ============       ============       ============       ============

                                                    Alliance Utility Income Fund
================================================================================

                                         -----------------------------------   -----------------------------------
                                                        SHARES                               AMOUNT
                                         -----------------------------------   -----------------------------------
                                         Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                           May 31, 1999       November 30,       May 31, 1999       November 30,
                                            (unaudited)           1998            (unaudited)           1998
                                         ----------------   ----------------   ----------------   ----------------
Advisor Class
Shares sold ..........................           56,809             34,635       $    882,822       $    491,497
Shares issued in reinvestment of
   dividends and distributions .......            1,029                228             15,343              2,921
Shares redeemed ......................          (14,241)            (2,634)          (222,141)           (37,876)
                                           ------------       ------------       ------------       ------------
Net increase .........................           43,597             32,229       $    676,024       $    456,542
                                           ============       ============       ============       ============

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 1999.

FINANCIAL HIGHLIGHTS                                Alliance Utility Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                   --------------------------------------------------------------------------
                                                                                    CLASS A
                                                   --------------------------------------------------------------------------
                                                    Six Months
                                                       Ended                         Year Ended November 30,
                                                   May 31, 1999     ---------------------------------------------------------
                                                    (unaudited)        1998        1997        1996        1995        1994
                                                   -----------      ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year ..............     $14.68          $12.48      $10.59      $10.22       $8.97       $9.92
                                                     -------         -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (a) .......................        .17(b)          .30(b)      .32(b)      .18(b)      .27(b)      .42
Net realized and unrealized gain (loss)
   on investment transactions ...................       2.37            2.69        2.04         .65        1.43        (.89)
                                                     -------         -------     -------     -------     -------     -------
Net increase (decrease) in net asset
   value from operations ........................       2.54            2.99        2.36         .83        1.70        (.47)
                                                     -------         -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income ............       (.16)           (.32)       (.34)       (.46)       (.45)       (.48)
Distributions from net realized gains ...........       (.34)           (.47)       (.13)         -0-         -0-         -0-
                                                     -------         -------     -------     -------     -------     -------
Total dividends and distributions ...............       (.50)           (.79)       (.47)       (.46)       (.45)       (.48)
                                                     -------         -------     -------     -------     -------     -------
Net asset value, end of period ..................     $16.72          $14.68      $12.48      $10.59      $10.22       $8.97
                                                     =======         =======     =======     =======     =======     =======
Total Return
Total investment return based on net
   asset value (c) ..............................      17.77%          24.99%      23.10%       8.47%      19.58%      (4.86)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .......    $17,414          $9,793      $4,117      $3,294      $2,748      $1,068
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ......       1.51%(d)(e)     1.50%       1.50%       1.50%       1.50%       1.50%
   Expenses, before waivers/reimbursements ......       1.77%(d)        2.48%       3.55%       3.38%       4.86%      13.72%
   Net investment income ........................       2.23%(d)        2.23%       2.89%       1.67%       2.48%       4.13%
Portfolio turnover rate .........................          4%             16%         37%         98%        162%         30%

--------------------------------------------------------------------------------
See footnote summary on page 17.

                                                    Alliance Utility Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                ------------------------------------------------------------------------------
                                                                                  CLASS B
                                                ------------------------------------------------------------------------------
                                                 Six Months
                                                    Ended                          Year Ended November 30,
                                                May 31, 1999     -------------------------------------------------------------
                                                 (unaudited)        1998         1997         1996         1995         1994
                                                -----------      ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of year ........       $14.62           $12.46       $10.57       $10.20        $8.96        $9.91
                                                 -------          -------      -------      -------      -------      -------
Income From Investment Operations
Net investment income (a) .................          .12(b)           .21(b)       .25(b)       .10(b)       .18(b)       .37
Net realized and unrealized gain (loss)
   on investment transactions .............         2.36             2.67         2.04          .67         1.45         (.91)
                                                 -------          -------      -------      -------      -------      -------
Net increase (decrease) in net asset
   value from operations ..................         2.48             2.88         2.29          .77         1.63         (.54)
                                                 -------          -------      -------      -------      -------      -------
Less: Dividends and Distributions
Dividends from net investment income ......         (.12)            (.25)        (.27)        (.40)        (.39)        (.41)
Distributions from net realized gains .....         (.34)            (.47)        (.13)          -0-          -0-          -0-
                                                 -------          -------      -------      -------      -------      -------
Total dividends and distributions .........         (.46)            (.72)        (.40)        (.40)        (.39)        (.41)
                                                 -------          -------      -------      -------      -------      -------
Net asset value, end of period ............       $16.64           $14.62       $12.46       $10.57       $10.20        $8.96
                                                 =======          =======      =======      =======      =======      =======
Total Return
Total investment return based on net
   asset value (c) ........................        17.42%           24.02%       22.35%        7.82%       18.66%       (5.59)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ........................      $59,339          $35,550      $14,782      $13,561      $10,988       $2,353
Ratios to average net assets of:
   Expenses, net of waivers/
     reimbursements .......................         2.21%(d)(e)      2.20%        2.20%        2.20%        2.20%        2.20%
   Expenses, before waivers/
     reimbursements .......................         2.49%(d)         3.21%        4.28%        4.08%        5.34%       14.42%
   Net investment income ..................         1.53%(d)         1.56%        2.27%         .95%        1.60%        3.53%
Portfolio turnover rate ...................            4%              16%          37%          98%         162%          30%

--------------------------------------------------------------------------------
See footnote summary on page 17.

FINANCIAL HIGHLIGHTS (continued)                    Alliance Utility Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              ------------------------------------------------------------------------------
                                                                                CLASS C
                                              ------------------------------------------------------------------------------
                                               Six Months
                                                  Ended                          Year Ended November 30,
                                              May 31, 1999     -------------------------------------------------------------
                                               (unaudited)        1998         1997         1996         1995         1994
                                              -----------      ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of year .........     $14.65          $12.47       $10.59       $10.22        $8.97        $9.92
                                                -------         -------      -------      -------      -------      -------
Income From Investment Operations
Net investment income (a) ..................        .12(b)          .21(b)       .25(b)       .11(b)       .18(b)       .39
Net realized and unrealized gain (loss)
   on investment transactions ..............       2.35            2.69         2.03          .66         1.46         (.93)
                                                -------         -------      -------      -------      -------      -------
Net increase (decrease) in net asset
   value from operations ...................       2.47            2.90         2.28          .77         1.64         (.54)
                                                -------         -------      -------      -------      -------      -------
Less: Dividends and Distributions
Dividends from net investment income .......       (.12)           (.25)        (.27)        (.40)        (.39)        (.41)
Distributions from net realized gains ......       (.34)           (.47)        (.13)          -0-          -0-          -0-
                                                -------         -------      -------      -------      -------      -------
Total dividends and distributions ..........       (.46)           (.72)        (.40)        (.40)        (.39)        (.41)
                                                -------         -------      -------      -------      -------      -------
Net asset value, end of period .............     $16.66          $14.65       $12.47       $10.59       $10.22        $8.97
                                                =======         =======      =======      =======      =======      =======
Total Return
Total investment return based on net
   asset value (c) .........................      17.32%          24.16%       22.21%        7.81%       18.76%       (5.58)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..    $13,631          $7,298       $3,413       $3,376       $3,500       $2,651
Ratios to average net assets of:
   Expenses, net of waivers/
     reimbursements ........................       2.21%(d)(e)     2.20%        2.20%        2.20%        2.20%        2.20%
   Expenses, before waivers/
     reimbursements ........................       2.49%(d)        3.22%        4.28%        4.07%        5.99%       14.42%
   Net investment income ...................       1.55%(d)        1.54%        2.27%         .94%        1.88%        3.60%
Portfolio turnover rate ....................          4%             16%          37%          98%         162%          30%

--------------------------------------------------------------------------------
See footnote summary on page 17.

                                                    Alliance Utility Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ------------------------------------------------------
                                                                 ADVISOR CLASS
                                             ------------------------------------------------------
                                                                                        October 2,
                                              Six Months                                 1996(f)
                                                 Ended       Year Ended November 30,       to
                                             May 31, 1999    -----------------------   November 30,
                                              (unaudited)       1998         1997         1996
                                             -----------     ---------    ----------    ---------
Net asset value, beginning of period .......    $14.70         $12.49       $10.59        $9.95
                                                ------         ------       ------       ------
Income From Investment Operations
Net investment income (a)(b) ...............       .20            .37          .36          .03
Net realized and unrealized gain
   on investment transactions ..............      2.36           2.66         2.04          .61
                                                ------         ------       ------       ------
Net increase in net asset
   value from operations ...................      2.56           3.03         2.40          .64
                                                ------         ------       ------       ------
Less: Dividends and Distributions
Dividends from net investment income .......      (.17)          (.35)        (.37)          -0-
Distributions from net realized gains ......      (.34)          (.47)        (.13)          -0-
                                                ------         ------       ------       ------
Total dividends and distributions ..........      (.51)          (.82)        (.50)          -0-
                                                ------         ------       ------       ------
Net asset value, end of period .............    $16.75         $14.70       $12.49       $10.59
                                                ======         ======       ======       ======
Total Return
Total investment return based on net
   asset value (c) .........................     17.94%         25.34%       23.57%        6.33%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..    $1,327           $523          $42          $33
Ratios to average net assets of:
   Expenses, net of waivers/
     reimbursements ........................      1.21%(d)(e)    1.20%        1.20%        1.20%(e)
   Expenses, before waivers/
     reimbursements ........................      1.46%(d)       2.21%        3.29%        3.48%(e)
   Net investment income ...................      2.55%(d)       2.83%        3.28%        4.02%(e)
Portfolio turnover rate ....................         4%            16%          37%          98%

--------------------------------------------------------------------------------
(a)   Net of fees waived and expenses reimbursed by the Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the six months ended May 31, 1999, the ratios of expenses net of waivers/reimbursement were 1.50%, 2.20%, 2.20% and 1.20% for Class A, B, C and Advisor Class shares, respectively.

(f)   Commencement of distribution.

                                    ALLIANCE
                              --------------------
                                     UTILITY
                              --------------------
                                     INCOME
                              --------------------
                                      FUND
                              --------------------

                                                               Annual Report
                                                               November 30, 1998


PORTFOLIO OF INVESTMENTS
November 30, 1998                                   Alliance Utility Income Fund
================================================================================

Company                                                  Shares           Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-81.0%

UNITED STATES INVESTMENTS-76.9%

UTILITIES-59.4%

ELECTRIC & GAS UTILITY-32.6%
AGL Resources, Inc. .................................      9,700     $   209,156
American Electric Power, Inc. .......................     22,500       1,043,437
CINergy Corp. .......................................     28,200         974,663
CMS Energy Corp. ....................................     37,500       1,828,125
Consolidated Edison, Inc. ...........................     38,300       1,946,119
DPL, Inc. ...........................................     34,200         684,000
Energy East Corp. ...................................     37,000       1,963,312
FPL Group, Inc. .....................................     16,800       1,029,000
GPU, Inc. ...........................................     51,000       2,234,437
KeySpan Energy Corp. ................................     14,800         439,375
MCN Energy Group, Inc. ..............................      7,400         140,138
New Jersey Resources Corp. ..........................      7,000         272,563
NIPSCO Industries, Inc. .............................     59,000       1,729,437
Northwest Natural Gas Co. ...........................      8,400         238,350
People's Energy Corp. ...............................      5,700         214,819
Pinnacle West Capital Corp. .........................     42,900       1,954,631
Questar Corp. .......................................     11,000         211,063
Sempra Energy .......................................      9,774         244,961
                                                                     -----------
                                                                      17,357,586
                                                                     -----------
TELEPHONE UTILITY-26.8%
Ameritech Corp. .....................................     37,600       2,035,100
AT&T Corp. ..........................................     28,427       1,771,357
Bell Atlantic Corp. .................................     18,400       1,023,500
BellSouth Corp. .....................................     27,300       2,381,925
Frontier Corp. ......................................     10,000         301,250
GTE Corp. ...........................................     27,000       1,674,000
MCI Worldcom, Inc. (a) ..............................     22,500       1,327,500
SBC Communications, Inc. ............................     30,000       1,438,125
U.S. West, Inc. .....................................     37,000       2,303,250
                                                                     -----------
                                                                      14,256,007
                                                                     -----------
                                                                      31,613,593
                                                                     -----------
CONSUMER SERVICES-10.6%

BROADCASTING & CABLE-8.3%
MediaOne Group, Inc. ................................     25,600       1,436,800
Merrill Lynch "Cox" STRYPES .........................     30,000       1,312,500
Omnipoint Corp. 7.00% cv. pfd. (a)(b) ...............     14,000         301,000
TCI Communications, Inc. Series A cv. pfd ...........     15,000       1,336,875
                                                                     -----------
                                                                       4,387,175
                                                                     -----------
ENTERTAINMENT & LEISURE-2.3%
CSC Holdings, Inc. Series I  8.50% cv. pfd ..........     20,000       1,250,000
                                                                     -----------
                                                                       5,637,175
                                                                     -----------
ENERGY-4.4%

DOMESTIC PRODUCERS-2.3%
Washington Gas Light Co. ............................      8,900         226,950
Williams Cos., Inc. 3.50% pfd .......................      7,500       1,013,906
                                                                     -----------
                                                                       1,240,856
                                                                     -----------
MISCELLANEOUS-2.1%
AES Trust I Series A 5.375% cv. pfd .................     16,000       1,082,000
                                                                     -----------
                                                                       2,322,856
                                                                     -----------
TECHNOLOGY-2.0%

MISCELLANEOUS-2.0%
Qualcomm Financial Trust I 5.75% cv. pfd ............     22,000       1,050,500
                                                                     -----------

                                                    Alliance Utility Income Fund
================================================================================

Company                                                  Shares           Value
--------------------------------------------------------------------------------

MULTI INDUSTRY COMPANY-0.5%

Southwest Gas Corp. ................................      11,100     $   263,625
                                                                     -----------
Total United States Investments
  (cost $31,577,735) ...............................                  40,887,749
                                                                     -----------
FOREIGN INVESTMENTS-4.1%

ARGENTINA-1.8%
Telecom Argentina, SA ..............................      15,000         457,500
Telefonica De Argentina ............................      15,000         485,625
                                                                     -----------
Total Argentina ....................................                     943,125
                                                                     -----------
MEXICO-1.4%
Telefonos de Mexico SA Series L (ADR) ..............      15,600         726,375
                                                                     -----------
PHILIPPINES-0.7%
Philippine Long Distance Telephone Co.
  3.50% cv. pfd. (GDS) .............................       7,800         374,400
                                                                     -----------
SOUTH KOREA-0.2%
Korea Electric Power Corp. .........................       6,890         132,713
                                                                     -----------
Total Foreign Investments (cost $1,993,197) ........                   2,176,613
                                                                     -----------
Total Common & Preferred Stocks
  (cost $33,570,932) ...............................                  43,064,362
                                                                     -----------

                                                       Principal
                                                         Amount
Company                                                   (000)           Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-18.8%

COMMERCIAL PAPER-18.8%
American Express Co. 4.69%, 12/01/98 ................     $2,320     $ 2,320,000
Ford Motor Credit Corp. 5.01%, 12/07/98 .............      2,300       2,298,079
General Electric Capital Corp. 4.75%, 12/02/98 ......      2,700       2,699,644
Prudential Funding Corp. 5.00%, 12/03/98 ............      2,700       2,699,250
                                                                     -----------
Total Short-Term Investments (cost $10,016,973) .....                 10,016,973
                                                                     -----------
TOTAL INVESTMENTS-99.8%
   (cost $43,587,905) ...............................                 53,081,335
Other assets less liabilities-0.2% ..................                     82,954
                                                                     -----------
NET ASSETS-100% .....................................                $53,164,289
                                                                     ===========

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1998, this security amounted to $301,000 or 0.6% of net assets.

      Glossary of Terms:

      ADR     - American Depositary Receipt.
      GDS     - Global Depositary Shares.
      STRYPES - Structured yield product exchangeable for stock.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998                                   Alliance Utility Income Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $43,587,905)...........................   $  53,081,335
  Cash ............................................................................          34,305
  Receivable for capital stock sold................................................         362,736
  Dividends receivable.............................................................          93,853
  Receivable from Adviser..........................................................          10,188
                                                                                      -------------
  Total assets.....................................................................      53,582,417
                                                                                      -------------
LIABILITIES
  Payable for investment securities purchased......................................         122,572
  Payable for capital stock redeemed...............................................          91,796
  Distribution fee payable.........................................................          36,457
  Accrued expenses.................................................................         167,303
                                                                                      -------------
  Total liabilities................................................................         418,128
                                                                                      -------------
NET ASSETS.........................................................................   $  53,164,289
                                                                                      =============
COMPOSITION OF NET ASSETS
  Capital stock, at par............................................................   $       3,631
  Additional paid-in capital.......................................................      42,171,100
  Undistributed net investment income..............................................          78,086
  Accumulated net realized gain on investments and foreign currency transactions...       1,418,042
  Net unrealized appreciation of investments.......................................       9,493,430
                                                                                      -------------
                                                                                      $  53,164,289
                                                                                      =============
CALCULATION OF MAXIMUM OFFERING PRICE
  Class A Shares
  Net asset value and redemption price per share
    ($9,792,606 / 666,952 shares of capital stock issued and outstanding)..........         $14.68
  Sales charge--4.25% of public offering price.....................................            .65
                                                                                            ------
  Maximum offering price...........................................................         $15.33
                                                                                            ======
  Class B Shares
  Net asset value and offering price per share
    ($35,550,363 / 2,430,987 shares of capital stock issued and outstanding).......         $14.62
                                                                                            ======
  Class C Shares
  Net asset value and offering price per share
    ($7,297,878 / 498,293 shares of capital stock issued and outstanding)..........         $14.65
                                                                                            ======
  Advisor Class Shares
  Net asset value, redemption and offering price per share
    ($523,442 / 35,611 shares of capital stock issued and outstanding).............         $14.70
                                                                                            ======

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1998                        Alliance Utility Income Fund
================================================================================

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld $6,009)..................  $  1,023,587
  Interest..........................................................       216,634    $  1,240,221
                                                                      ------------
EXPENSES
  Advisory fee......................................................       248,119
  Distribution fee - Class A........................................        19,852
  Distribution fee - Class B........................................       216,783
  Distribution fee - Class C........................................        46,693
  Administrative....................................................       120,000
  Custodian.........................................................        97,239
  Audit and legal...................................................        67,396
  Transfer agency...................................................        61,200
  Registration......................................................        56,491
  Amortization of organization expenses.............................        30,804
  Directors' fees...................................................        27,000
  Printing..........................................................        16,790
  Miscellaneous.....................................................         3,675
                                                                      ------------
  Total expenses....................................................     1,012,042
  Less: expenses waived and reimbursed by the Adviser (see Note B)..      (331,912)
                                                                      ------------
  Net expenses......................................................                       680,130
                                                                                      ------------
  Net investment income.............................................                       560,091
                                                                                      ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions......................                     1,421,293
  Net realized gain on foreign currency transactions................                           315
  Net change in unrealized appreciation of investments..............                     5,059,359
                                                                                      ------------
  Net gain on investments and foreign currency transactions.........                     6,480,967
                                                                                      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................                  $  7,041,058
                                                                                      ============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                  Alliance Utility Income Fund
================================================================================

                                                                           Year Ended       Year Ended
                                                                          November 30,     November 30,
                                                                              1998             1997
                                                                         -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................................................  $     560,091    $     488,583
  Net realized gain on investments and foreign currency transactions...      1,421,608          850,732
  Net change in unrealized appreciation (depreciation) of investments
    and foreign currency denominated assets and liabilities............      5,059,359        2,862,563
                                                                         -------------    -------------
  Net increase in net assets from operations...........................      7,041,058        4,201,878
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A............................................................       (145,708)        (111,424)
    Class B............................................................       (362,844)        (338,258)
    Class C............................................................        (78,247)         (82,571)
    Advisor Class......................................................         (1,520)          (1,240)
  Net realized gain on investments
    Class A............................................................       (157,473)         (39,294)
    Class B............................................................       (561,587)        (161,376)
    Class C............................................................       (128,179)         (40,093)
    Advisor Class......................................................         (1,582)            (394)
CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)..............................................     25,206,430       (1,337,490)
                                                                         -------------    -------------
  Total increase.......................................................     30,810,348        2,089,738
NET ASSETS
  Beginning of year....................................................     22,353,941       20,264,203
                                                                         -------------    -------------
  End of year (including undistributed net investment income of
    $78,086 and $105,999, respectively)................................  $  53,164,289    $  22,353,941
                                                                         =============    =============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1998                                   Alliance Utility Income Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Organization Expenses

Organization expenses of approximately $189,000 had been deferred and were amortized on a straight-line basis through October, 1998.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)           Alliance Utility Income Fund
================================================================================

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency reclasses, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed an annual basis of 1.50%, 2.20%, 2.20% and 1.20% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended November 30, 1998, such reimbursement amounted to $331,912. The Adviser may terminate the voluntary waiver at any time.

Pursuant to the advisory agreement, the Fund paid $120,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $24,603 for the year ended November 30, 1998.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $5,701 from the sale of Class A shares and $52,306 and $1,252 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended November 30, 1998.

Brokerage commissions paid on investment transactions for the year ended November 30, 1998 amounted to $23,651, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

                                                    Alliance Utility Income Fund
================================================================================

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,335,170 and $528,453 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $19,435,693 and $4,627,216, respectively, for the year ended November 30, 1998. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 1998.

At November 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $10,172,723 and gross unrealized depreciation of investments was $679,293 resulting in net unrealized appreciation of $9,493,430.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                  ---------------------------     ------------------------------
                                             SHARES                           AMOUNT
                                  ---------------------------     ------------------------------
                                    Year Ended     Year Ended       Year Ended       Year Ended
                                   November 30,   November 30,     November 30,     November 30,
                                       1998           1997             1998             1997
                                   ------------   -----------     -------------    -------------
Class A
Shares sold......................      468,890      1,730,017     $   6,379,213    $  18,036,414
Shares issued in reinvestment of
  dividends and distributions....       20,981         10,445           269,518          111,231
Shares converted from Class B....       40,217         30,673           545,405          341,346
Shares redeemed..................     (192,896)    (1,752,374)       (2,611,790)     (18,288,355)
                                   -----------    -----------     -------------    -------------
Net increase.....................      337,192         18,761     $   4,582,346    $     200,636
                                   ===========    ===========     =============    =============
Class B
Shares sold......................    1,941,311        213,929     $  26,650,389    $   2,341,751
Shares issued in reinvestment of
  dividends and distributions....       36,970         22,683           472,569          239,712
Shares converted to Class A......      (40,339)       (30,725)         (545,405)        (341,346)
Shares redeemed..................     (693,665)      (301,747)       (9,518,629)      (3,266,806)
                                   -----------    -----------     -------------    -------------
Net increase (decrease)..........    1,244,277        (95,860)    $  17,058,924    $  (1,026,689)
                                   ===========    ===========     =============    =============

NOTES TO FINANCIAL STATEMENTS (continued)           Alliance Utility Income Fund
================================================================================

                                  ---------------------------     ------------------------------
                                             SHARES                           AMOUNT
                                  ---------------------------     ------------------------------
                                    Year Ended     Year Ended       Year Ended       Year Ended
                                   November 30,   November 30,     November 30,     November 30,
                                       1998           1997             1998             1997
                                   ------------   -----------     -------------    -------------
Class C
Shares sold......................       297,300        49,448     $   4,120,508    $     526,128
Shares issued in reinvestment of
  dividends and distributions....        14,697         9,866           187,278          104,557
Shares redeemed..................       (87,264)     (104,622)       (1,199,168)      (1,144,329)
                                   ------------   -----------     -------------    -------------
Net increase (decrease)..........       224,733       (45,308)    $   3,108,618    $    (513,644)
                                   ============   ===========     =============    =============
Advisor Class

Shares sold......................        34,635           627     $     491,497    $       6,498
Shares issued in reinvestment of
  dividends and distributions....           228           154             2,921            1,633
Shares redeemed..................        (2,634)         (524)          (37,876)          (5,924)
                                   ------------   -----------     -------------    -------------
Net increase.....................        32,229           257     $     456,542    $       2,207
                                   ============   ===========     =============    =============

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 1998.

FINANCIAL HIGHLIGHTS                                Alliance Utility Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                ---------------------------------------------------------------
                                                                            CLASS A
                                                ---------------------------------------------------------------
                                                                    Year Ended November 30,
                                                ---------------------------------------------------------------
                                                    1998          1997        1996         1995         1994
                                                ------------  -----------  -----------  -----------  -----------
Net asset value, beginning of year.............    $12.48       $10.59       $10.22       $ 8.97       $ 9.92
                                                   ------       ------       ------       ------       ------
Income From Investment Operations
Net investment income (a)......................       .30(b)       .32(b)       .18(b)       .27(b)       .42
Net realized and unrealized gain (loss) on
  investment transactions......................      2.69         2.04          .65         1.43         (.89)
                                                   ------       ------       ------       ------       ------
Net increase (decrease) in net asset value
  from operations..............................      2.99         2.36          .83         1.70         (.47)
                                                   ------       ------       ------       ------       ------
Less: Dividends and Distributions
Dividends from net investment income...........      (.32)        (.34)        (.46)        (.45)        (.48)
Distributions from net realized gains..........      (.47)        (.13)          -0-          -0-          -0-
                                                   ------       ------       ------       ------       ------
Total dividends and distributions..............      (.79)        (.47)        (.46)        (.45)        (.48)
                                                   ------       ------       ------       ------       ------
Net asset value, end of year...................    $14.68       $12.48       $10.59       $10.22       $ 8.97
                                                   ======       ======       ======       ======       ======
Total Return
Total investment return based on net asset
  value (c) ...................................     24.99%       23.10%        8.47%       19.58%       (4.86)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)........    $9,793       $4,117       $3,294       $2,748       $1,068
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements......      1.50%        1.50%        1.50%        1.50%        1.50%
  Expenses, before waivers/reimbursements......      2.48%        3.55%        3.38%        4.86%       13.72%
  Net investment income........................      2.23%        2.89%        1.67%        2.48%        4.13%
Portfolio turnover rate........................        16%          37%          98%         162%          30%

--------------------------------------------------------------------------------
See footnote summary on page 18.

FINANCIAL HIGHLIGHTS (continued)                    Alliance Utility Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                ---------------------------------------------------------------
                                                                            CLASS B
                                                ---------------------------------------------------------------
                                                                    Year Ended November 30,
                                                ---------------------------------------------------------------
                                                    1998          1997        1996         1995         1994
                                                ------------  -----------  -----------  -----------  -----------
Net asset value, beginning of year.............    $12.46       $10.57       $10.20       $ 8.96       $ 9.91
                                                   ------       ------       ------       ------       ------
Income From Investment Operations
Net investment income (a)......................       .21(b)       .25(b)       .10(b)       .18(b)       .37
Net realized and unrealized gain (loss) on
 investment transactions.......................      2.67         2.04          .67         1.45         (.91)
                                                   ------       ------       ------       ------       ------
Net increase (decrease) in net asset value
 from operations...............................      2.88         2.29          .77         1.63         (.54)
                                                   ------       ------       ------       ------       ------
Less: Dividends and Distributions
Dividends from net investment income...........      (.25)        (.27)        (.40)        (.39)        (.41)
Distributions from net realized gains..........      (.47)        (.13)          -0-          -0-          -0-
                                                   ------       ------       ------       ------       ------
Total dividends and distributions..............      (.72)        (.40)        (.40)        (.39)        (.41)
                                                   ------       ------       ------       ------       ------
Net asset value, end of year...................    $14.62       $12.46       $10.57       $10.20       $ 8.96
                                                   ======       ======       ======       ======       ======
Total Return
Total investment return based on net asset
  value (c) ...................................     24.02%       22.35%        7.82%       18.66%       (5.59)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)........   $35,550      $14,782      $13,561      $10,988       $2,353
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements......      2.20%        2.20%        2.20%        2.20%        2.20%
  Expenses, before waivers/reimbursements......      3.21%        4.28%        4.08%        5.34%       14.42%
  Net investment income........................      1.56%        2.27%         .95%        1.60%        3.53%
Portfolio turnover rate........................        16%          37%          98%         162%          30%

--------------------------------------------------------------------------------
See footnote summary on page 18.

                                                    Alliance Utility Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                ---------------------------------------------------------------
                                                                            CLASS C
                                                ---------------------------------------------------------------
                                                                    Year Ended November 30,
                                                ---------------------------------------------------------------
                                                    1998          1997        1996         1995         1994
                                                ------------  -----------  -----------  -----------  -----------
Net asset value, beginning of year.............    $12.47       $10.59      $10.22        $ 8.97       $ 9.92
                                                   ------       ------      ------        ------       ------
Income From Investment Operations
Net investment income (a)......................       .21(b)       .25(b)      .11(b)        .18(b)       .39
Net realized and unrealized gain (loss) on
  investment transactions......................      2.69         2.03         .66          1.46         (.93)
                                                   ------       ------      ------        ------       ------
Net increase (decrease) in net asset value
  from operations..............................      2.90         2.28         .77          1.64         (.54)
                                                   ------       ------      ------        ------       ------
Less: Dividends and Distributions
Dividends from net investment income...........      (.25)        (.27)       (.40)         (.39)        (.41)
Distributions from net realized gains..........      (.47)        (.13)         -0-           -0-          -0-
                                                   ------       ------      ------        ------       ------
Total dividends and distributions..............      (.72)        (.40)       (.40)         (.39)        (.41)
                                                   ------       ------      ------        ------       ------
Net asset value, end of year...................    $14.65       $12.47      $10.59        $10.22       $ 8.97
                                                   ======       ======      ======        ======       ======
Total Return
Total investment return based on net asset
  value (c) ...................................     24.16%       22.21%       7.81%        18.76%       (5.58)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)........    $7,298       $3,413      $3,376        $3,500       $2,651
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements.....      2.20%        2.20%       2.20%         2.20%        2.20%
   Expenses, before waivers/reimbursements.....      3.22%        4.28%       4.07%         5.99%       14.42%
   Net investment income.......................      1.54%        2.27%        .94%         1.88%        3.60%
Portfolio turnover rate........................        16%          37%         98%          162%          30%

--------------------------------------------------------------------------------
See footnote summary on page 18.

FINANCIAL HIGHLIGHTS (continued)                    Alliance Utility Income Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           ------------------------------------
                                                                       ADVISOR CLASS
                                                           ------------------------------------
                                                                                     October 2,
                                                                                       1996(d)
                                                           Year Ended November 30,       to
                                                           -----------------------  November 30,
                                                              1998         1997         1996
                                                           ----------- -----------  -----------
Net asset value, beginning of period......................   $12.49       $10.59       $9.95
                                                             ------       ------      ------
Income From Investment Operations
Net investment income (a)(b)..............................      .37          .36         .03
Net realized and unrealized gain on investment
   transactions...........................................     2.66         2.04         .61
                                                             ------       ------      ------
Net increase in net asset value from
  operations..............................................     3.03         2.40         .64
                                                             ------       ------      ------
Less: Dividends and Distributions
Dividends from net investment income......................     (.35)        (.37)         -0-
Distributions from net realized gains.....................     (.47)        (.13)         -0-
                                                             ------       ------      ------
Total dividends and distributions.........................     (.82)        (.50)         -0-
                                                             ------       ------      ------
Net asset value, end of period............................   $14.70       $12.49      $10.59
                                                             ======       ======      ======
Total Return
Total investment return based on net asset value (c)......    25.34%       23.57%       6.33%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).................     $523          $42         $33
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements.................     1.20%        1.20%       1.20%(e)
  Expenses, before waivers/reimbursements.................     2.21%        3.29%       3.48%(e)
  Net investment income...................................     2.83%        3.28%       4.02%(e)
Portfolio turnover rate...................................       16%          37%         98%

--------------------------------------------------------------------------------
(a)   Net of fees waived and expenses reimbursed by the Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS                   Alliance Utility Income Fund
================================================================================

To the Board of Directors and Shareholders of Alliance Utility Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Utility Income Fund, Inc. (the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
January 8, 1999

TAX INFORMATION (unaudited)
================================================================================

In order to meet certain requirements of the Internal Revenue Code we are advising you that $198,549 and $127,508 of the capital gain distributions paid by the Fund during the fiscal year November 30, 1998 are subject to the maximum tax rates of 28% and 20% respectively. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.

        APPENDIX A:  DESCRIPTION OF OBLIGATIONS ISSUED OR
   GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

         Federal Farm Credit System Notes and Bonds --are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         Maritime Administration Bonds --are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA Debentures --are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC Bonds --are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA Bonds --are bonds issued and guaranteed by the Federal National Mortgage Association.

         Federal Home Loan Bank Notes and Bonds --are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         Student Loan Marketing Association ("Sallie Mae") Notes and Bonds --are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

         APPENDIX B:  BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa -judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations;
Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds;

Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Fitch IBCA, Inc. Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other that through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for CDs with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1   (Highest Grade) Commercial paper assigned this
rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2   (Very Good Grade) issues assigned this rating
reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Duff & Phelps Long-Term Rating Scale

         AAA: Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-:  Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC:  Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Fund's securities, please refer to "Description of the Fund" in the Prospectus.

                      APPENDIX C:  OPTIONS
Options

         The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment
Objective and Policies --Investment Practices --Options."

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

APPENDIX D:   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS
              AND OPTIONS ON FOREIGN CURRENCIES

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-grade liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures

         The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition, the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rate do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.
If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC.
To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written,the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

           APPENDIX E:  CERTAIN EMPLOYEE BENEFIT PLANS

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."















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